Exhibit 4.2

PALANTIR TECHNOLOGIES INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

August 24, 2020

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 24th day of August, 2020, by and among Palantir Technologies Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor” and the holders of Class A Common Stock and/or Class B Common Stock listed on Schedule B hereto, each of which is herein referred to as a “Common Holder.”

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”), Series B Preferred Stock (the “Series B Preferred Stock”), Series C Preferred Stock (the “Series C Preferred Stock”), Series D Preferred Stock (the “Series D Preferred Stock”), Series E Preferred Stock (the “Series E Preferred Stock”), Series F Preferred Stock (the “Series F Preferred Stock”), Series G Preferred Stock (the “Series G Preferred Stock”), Series H Preferred Stock (the “Series H Preferred Stock”), Series H-1 Preferred Stock (the “Series H-1 Preferred Stock”), Series I Preferred Stock (the “Series I Preferred Stock”), Series J Preferred Stock (the “Series J Preferred Stock”), Series K Preferred Stock (the “Series K Preferred Stock” and, together with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock, the Series H-1 Preferred Stock, the Series I Preferred Stock and the Series J Preferred Stock, the “Preferred Stock”), shares of Class B Common Stock issued upon conversion thereof, shares of Class A Common Stock issued upon conversion of Class B Common Stock issued upon conversion thereof and/or warrants exercisable therefor and possess registration rights, information rights, rights of first offer and other rights pursuant to an Amended and Restated Investors’ Rights Agreement dated as of July 8, 2015 by and among the Company and such Existing Investors, as amended on September 1, 2016 (the “Prior Agreement”);

WHEREAS, the Prior Agreement (other than Section 2.1, Section 2.2, Section 2.3 and Section 2.4) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the Registrable Securities (as such term is defined in the Prior Agreement), measured on the basis of voting power;

WHEREAS, Section 2.3 and Section 2.4 of the Prior Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the Registrable Securities (as such term is defined in the Prior Agreement) that are held by Major Investors (as such term is defined in the Prior Agreement), measured on the basis of voting power; and

WHEREAS, the undersigned Existing Investors, as holders of a majority of the outstanding Registrable Securities (as such term is defined in the Prior Agreement) and holders

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of a majority of the Registrable Securities (as such term is defined in the Prior Agreement) that are held by Major Investors (as such term is defined in the Prior Agreement), each measured on the basis of voting power, desire to amend the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.    Registration Rights. The Company covenants and agrees as follows:

1.1    Definitions. For purposes of this Section 1:

(a)    The term “Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

(b)    The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c)    The term “Founders Fund Warrants” means those certain warrants issued to The Founders Fund II, LP, The Founders Fund II Principals Fund, LP, The Founders Fund II Entrepreneurs Fund, LP, The Founders Fund III, LP, The Founders Fund III Principals Fund, LP, and The Founders Fund III Entrepreneurs Fund, LP in connection with the sale of Series E Preferred Stock to such entities under the Series E Preferred Stock Purchase Agreement dated as of April 20, 2011.

(d)    The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof; provided, however, that (i) the Common Holders shall not be deemed to be Holders for purposes of Sections 1.2, 1.4, 1.12 and 3.7, (ii) the Common Holders whose names are followed by a “*” on Schedule B hereto shall, in addition, not be deemed to be Holders for purposes of Section 1.3 and (iii) the Investors whose names are followed by a “*” on Schedule A hereto shall not be deemed to be Holders for purposes of Sections 1.2, 1.3, 1.4 and 1.12.

(e)    The term “Initial Offering” means the first sale or resale of shares of the Company’s Class A Common Stock (or other common securities of the Company) to the general public upon the closing of an underwritten public offering or in connection with a direct listing or otherwise.

(f)    The term “1934 Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

(g)    The term “LabMorgan” means LabMorgan Corporation.

(h)    The term “LabMorgan Subscription Agreement” means the Subscription Agreement, dated as of December 17, 2010, by and between the Company and LabMorgan.

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(i)    The term “LabMorgan Warrant” means the Warrant issued on December 17, 2010 by the Company to LabMorgan for the right to purchase 16,929,347 shares of Class B Common Stock upon exercise thereof.

(j)     The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(k)     The term “Registrable Securities” means (i) the Class A Common Stock issued or issuable upon conversion of the Class B Common Stock issued or issuable upon conversion of the Preferred Stock (including shares of Preferred Stock issued or issuable upon exercise of warrants outstanding on the date hereof); provided, however, that such shares of Class A Common Stock held by those Investors whose names are followed by a “*” on Schedule A hereto shall not be deemed Registrable Securities for the purposes of Sections 1.2, 1.3, 1.4 or 1.12, (ii) the shares of Class A Common Stock issued to the Common Holders (including shares of Class A Common Stock issued or issuable upon conversion of the Class B Common Stock); provided, however, that (A) such shares of Class A Common Stock shall not be deemed Registrable Securities for the purposes of Sections 1.2, 1.4, 1.12, 2.1, 2.2, 2.4 and 3.7 and (B) such shares of Class A Common Stock held by those Common Holders whose names are followed by a “*” on Schedule B hereto shall, in addition, not be deemed Registrable Securities for purposes of Section 1.3, (iii) the 6,046,196 shares of Class A Common Stock issued or issuable upon conversion of the Class B Common Stock issued to LabMorgan pursuant to the LabMorgan Subscription Agreement and the 16,929,347 shares of Class A Common Stock issued or issuable upon conversion of the Class B Common Stock issued or issuable upon exercise of the LabMorgan Warrant, (iv) the Class A Common Stock issued or issuable upon conversion of the Class B Common Stock issued or issuable upon conversion of the shares of Preferred Stock issued or issuable upon conversion or exercise of the VLL Warrants, (v) the Class A Common Stock issued or issuable upon conversion of the Class B Common Stock issued or issuable upon exercise of the Founders Fund Warrants, (vi) the Class A Common Stock issued or issuable upon conversion of the Class B Common Stock issued or issuable upon conversion of the shares of Series H Preferred Stock issued or issuable upon conversion or exercise of the Series H Warrants, (vii) the Class A Common Stock issued or issuable upon conversion of the Class B Common Stock issued or issuable upon conversion of the shares of Series I Preferred Stock issued or issuable upon conversion or exercise of the Series I Warrants and (viii) any Class A Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), (ii), (iii), (iv), (v), (vi) and (vii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

(l)    The number of shares of “Registrable Securities” outstanding shall be determined by the number of shares of Class A Common Stock outstanding that are, and the number of shares of Class A Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(m)    The term “Rule 144” shall mean Rule 144 under the Act.

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(n)    The term “SEC” shall mean the Securities and Exchange Commission.

(o)    The term “Series H Warrants” shall mean those certain warrants to purchase shares of Series H Preferred Stock issued to one or more Investors in connection with such Investor’s purchase of Series H Preferred Stock pursuant to that certain Series H Preferred Stock Purchase Agreement dated as of September 12, 2013, as such warrants may be amended from time to time.

(p)    The term “Series I Warrants” shall mean those certain warrants to purchase shares of Series I Preferred Stock issued to one or more Investors concurrently with such Investor’s purchase of Series I Preferred Stock pursuant to that certain Series I Preferred Stock Purchase Agreement dated as of November 20, 2013, as such warrants may be amended from time to time.

(q)    The term “VLL” shall mean Venture Lending & Leasing V, LLC, a Delaware limited liability company, Venture Lending & Leasing VI, LLC, a Delaware limited liability company, Venture Lending & Leasing VII, LLC and any affiliate (as defined in Rule 501 of Regulation D of the Act) or assignee (subject to the terms and conditions limiting assignment hereunder) thereof.

(r)    The term “VLL Warrants” shall mean (a) the warrant issued on December 9, 2009 by the Company to VLL for the right to purchase shares of Series C Preferred Stock, (b) the warrant issued on March 25, 2011 by the Company to VLL for the right to purchase shares of Series D Preferred Stock and (c) the warrants issued on April 8, 2013 by the Company to VLL for the right to purchase shares of Series H Preferred Stock.

1.2    Request for Registration.

(a)    Subject to the conditions of this Section 1.2, if the Company shall receive at any time after six (6) months after the effective date of the Initial Offering, a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $25,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all commercially reasonable efforts to effect within ninety (90) days after the receipt of such request (or sooner if practicable) the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a). Notwithstanding the foregoing, VLL may participate in a registration requested pursuant to this Section 1.2 if such registration is otherwise requested by Initiating Holders holding fifty percent (50%) or more of the Registrable Securities then outstanding, but VLL shall not have any right to request any registration pursuant to this Section 1.2 and any Registrable Securities held by VLL shall be excluded from the calculations used to determine whether the Holders of a sufficient number of Registrable Securities then outstanding have requested a registration pursuant to this Section 1.2.

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(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)    Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i)    in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

(ii)    after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

(iii)    during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(iv)    if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

(v)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its

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stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than twice in any twelve (12)-month period.

1.3    Company Registration.

(a)    If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating to the first resale of securities to the general public in connection with a direct listing, a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Class A Common Stock or Class B Common Stock being registered is Class A Common Stock or Class B Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c)    Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all

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selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (ii) any securities held by a Common Holder be included in such offering if any Registrable Securities held by any Holder (and that such Holder has requested to be registered) are excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.4    Form S-3 Registration. In case the Company shall receive from the Holders of thirty percent (30%) of the Registrable Securities (for purposes of this Section 1.4, the “Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)    use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.4:

(i)    if Form S-3 is not available for such offering by the Holders;

(ii)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(iii)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its

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stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than twice in any twelve (12)-month period;

(iv)    if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; or

(v)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).

(d)    Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.

1.5    Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c)    furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

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(d)    use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)    notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days;

(g)    cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed;

(h)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(i)    use commercially reasonable efforts to furnish, at the request of Holders of a majority of the Registrable Securities held by all participating Holders requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board of Directors of the Company:

(i)    materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board of Directors of the Company has authorized negotiations;

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(ii)    materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(iii)    require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

1.6    Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.7    Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $40,000) selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company that was not known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 and 1.4. All expenses incurred in connection with a registration pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printer’s and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, shall be borne pro rata by the Holder and Holders participating in the Form S-3 registration.

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1.8    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9    Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter or other aforementioned person, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the most current prospectus was not sent or given by or on behalf of such Holder or underwriter or other aforementioned person to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b)    To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or

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other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this subsection l.9(b) exceed the net proceeds from the offering received by such Holder.

(c)    Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d)    If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.9(b), shall exceed the gross proceeds from the offering received by such Holder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or

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alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)    The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

1.10    Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)    make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Offering;

(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.11    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, affiliate under common control, partner, limited partner, retired partner, member, retired member or stockholder of such Holder, (ii) is such Holder’s family member or trust for the benefit of such Holder, (iii) is a Permitted Founders Fund Entity (as defined below) or (iv) after such assignment or transfer, holds at least 5,000,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations or the like), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee

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agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.12    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, Section 1.3 or Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

1.13    “Market Stand-Off” Agreement.

(a)    Each Holder hereby agrees that it will not, without the prior written consent of the Company, (i) during the period from the date of the final prospectus relating to the first resale of shares of the Company’s Class A Common Stock (or other common securities of the Company) to the general public in connection with a direct listing to and including the second full trading day following the date of public disclosure of the Company’s financial results for the year ending December 31, 2020 or (ii) during the one hundred eighty (180) days following the date of the final prospectus relating to the Company’s first firm commitment underwritten public offering of its Class A Common Stock under the Act (or such shorter period as may be specified by the managing underwriter (if any) and the Company) (or such longer period after the date on which the period in this clause (ii) would otherwise expire as may be required to accommodate regulatory restrictions on (A) the publication or other distribution of research reports and (B) analyst recommendations and opinions, including, but not limited to, the restrictions contained in applicable FINRA rules, or any successor provisions or amendments thereto): (x) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or Class B Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for or that represent the right to receive shares of Class A Common Stock or Class B Common Stock held immediately prior to the date of the final prospectus described in clauses (i) and (ii) above, as the case may be (whether such shares or any such securities are then owned by the Holder or are thereafter acquired); or (y) enter into any hedging, swap or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, or any other derivative transaction or instrument, however described or defined) that is designed to or that could reasonably be expected to lead to or result in a sale or disposition (whether by the Holder or someone other than the Holder) or that transfers to another, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock or Class B Common Stock or that is otherwise based in whole or in part on the price or value of the Class A Common Stock or Class B Common Stock, whether any such transaction described in clause (x) or (y) above is to be settled by delivery of Class A Common Stock, Class B Common Stock, or other securities,

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in cash or otherwise. The underwriters, if any, in connection with the Company’s first firm commitment underwritten public offering of its Class A Common Stock under the Act are intended third-party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the Company or any underwriters in the Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(b)    Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER AND/OR ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.14    Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 (i) after four (4) years following the consummation of the Initial Offering, (ii) as to any Holder, such earlier time after the Initial Offering at which such Holder (A) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (B) holds, in the aggregate, one percent (1%) or less of the Company’s outstanding Class A Common Stock and Class B Common Stock, and all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144 or (iii) after the consummation of a Liquidation Event, as that term is defined in the Company’s Certificate of Incorporation (as amended from time to time) (the “Restated Certificate”).

2.    Covenants of the Company.

2.1    Delivery of Financial Statements. The Company shall, upon request, make available to (i) each Investor (or transferee of an Investor) that holds at least 10,000,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations or the like) (a “Major Investor”) both at the time of any request made under this Section 2.1 and/or Section 2.2 of this Agreement and at the actual time of delivery of or access to such information/inspection, and (ii) VLL, for so long as VLL holds the VLL Warrants or at least fifty percent (50%) the Registrable Securities issued or issuable thereunder:

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(a)    as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

(c)    as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months, and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

(d)    upon the request of any Major Investor, with respect to a particular set of unaudited financial statements delivered pursuant to this Section 2.1, an instrument executed by the Chief Financial Officer or Chief Executive Officer of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board determines that it is in the best interest of the Company to do so.

Notwithstanding the preceding provisions of this Section 2.1, the Company shall not be obligated to provide any information, documentation, financial statement, or instrument pursuant to this Section 2.1 to any Major Investor if both (i) the holders of a majority of the Registrable Securities that are held by Major Investors, measured on the basis of voting power, and (ii) the Company consider the requesting Major Investor to be making the request in bad faith or for an improper purpose.

Notwithstanding anything to the contrary in this Section 2.1, the Company shall not be obligated to provide any information, documentation, financial statement, or instrument pursuant to this Section 2.1 unless and until the requesting Major Investor first enters into a confidentiality and non-use agreement with the Company in a form reasonably acceptable to the Company.

2.2    Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of

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account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

Notwithstanding the preceding provisions of this Section 2.2, the Company shall not be obligated to provide any access to any information, properties, or officers pursuant to this Section 2.2 to any Major Investor if both (i) the holders of a majority of the Registrable Securities that are held by Major Investors, measured on the basis of voting power, and (ii) the Company consider the requesting Major Investor to be making the request in bad faith or for an improper purpose.

Notwithstanding anything to the contrary in this Section 2.2, the Company shall not be obligated to provide access to any information, properties, or officers pursuant to this Section 2.2 unless and until the requesting Major Investor first enters into a confidentiality and non-use agreement with the Company in a form reasonably acceptable to the Company.

2.3    Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the earlier to occur of (i) the consummation of an Initial Offering, (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur or (iii) the consummation of a Liquidation Event, as that term is defined in the Restated Certificate.

2.4    Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, the term “Major Investor” includes any general partners, managing members and affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a)    The Company shall deliver a notice in accordance with Section 3.5 (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.

(b)    By written notification received by the Company within twenty (20) calendar days after the giving of Notice (the “Exercise Notice”), each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Class A Common Stock that are

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Registrable Securities issued and held by such Major Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the total number of shares of Class A Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) (the “Pro Rata Amount”).

(c)    In addition, any Major Investor that elects to purchase all of the Shares available to it pursuant to subsection 2.4(b) (each, a “Fully Exercising Investor”) may, in the Exercise Notice, indicate the maximum number of additional Shares, in excess of its Pro Rata Amount, such Fully Exercising Investor is willing to purchase in the event other Major Investors do not subscribe for the full number of Shares to which they were entitled to subscribe pursuant to subsection 2.4(b). Any Major Investor that commits to purchase additional shares pursuant to this subsection 2.4(c) shall be referred to herein as an “Over Exercising Investor.”

(d)    If all Major Investors do not subscribe to their respective Pro Rata Amounts, the Company may, during the sixty (60) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer to one or more offerees of its choice (“New Investors”), at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice, the lesser of (i) the remaining unsubscribed portion of such Shares or (ii) a number of Shares equal to (A) five percent (5%) of the number of shares of the Company’s Class A Common Stock outstanding immediately prior to the sale of any of the Shares (assuming the full conversion and exercise of all outstanding convertible and exercisable securities and including the number of shares of Class A Common Stock and Class B Common Stock reserved for issuance under any of the Company’s equity incentive plans in effect at such time) (such number of shares, the “Fully-Diluted Shares”) minus (B) the number of shares sold pursuant to this subsection 2.4(d) in all prior offerings that would otherwise have been purchased by Over Exercising Investors pursuant to subsection 2.4(e), had such shares not been sold to a New Investor pursuant to this subsection 2.4(d). For clarity, the Company may not issue, in the aggregate to all New Investors and across all issuances pursuant to this subsection 2.4(d), a number of shares in excess of five percent (5%) of the number of Fully-Diluted Shares.

(e)    If there are any Shares for which Major Investors were entitled to subscribe but which were not subscribed for by Major Investors pursuant to subsection 2.4(b) or by New Investors pursuant to subsection 2.4(d) (the “Overallotment Shares”), the Company shall promptly, in writing, inform each Over Exercising Investor of the availability of the Overallotment Shares. During the ten (10) day period commencing after receipt of such notice, each Over Exercising Investor shall be entitled to obtain the lesser of (i) that portion of the Overallotment Shares that is equal to the proportion that the number of shares of Class A Common Stock that are Registrable Securities issued and held by such Over Exercising Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the total number of shares of Class A Common Stock then held by all Fully Exercising Investors (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) or (ii) the number of Shares such Over Exercising Investor committed to purchase pursuant to subsection 2.4(c).

(f)    If all Shares that Major Investors are entitled to obtain pursuant to subsections 2.4(b) and 2.4(e) are not elected to be obtained as provided in subsections 2.4(b) and

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2.4(e) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 2.4(e) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(g)    The right of first offer in this Section 2.4 shall not be applicable to (i) the issuance or sale of shares of Class A Common Stock or Class B Common Stock (or options therefor) to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Company’s Board of Directors; (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Class A Common Stock registered under the Act resulting in proceeds to the Company of at least $25,000,000 in the aggregate (net of underwriting discounts and commissions), (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance and sale of shares of Series K Preferred Stock authorized by the Restated Certificate as of the date of this Agreement, or options to purchase or rights to subscribe therefor and (vi) the issuance of securities that, with unanimous approval of the Company’s Board of Directors, are not offered to any existing stockholder of the Company and that the Company’s Board of Directors specifically states are being sold pursuant to this Section 2.4(g). In addition to the foregoing, the right of first offer in this Section 2.4 shall not be applicable with respect to any Major Investor in any subsequent offering of Shares if (A) at the time of such offering, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act and (B) such offering of Shares is otherwise being offered only to accredited investors.

(h)    The rights provided in this Section 2.4 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor that is a venture capital fund may assign or transfer such rights to an affiliated venture capital fund.

2.5    Proprietary Information and Inventions Agreements. The Company shall require all employees, officers and consultants with access or exposure to confidential information to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form approved by the Company’s Board of Directors.

2.6    Employee Agreements. Unless approved by the Board of Directors of the Company, all future employees of the Company who shall purchase, or receive options to purchase, shares of the Company’s Class A Common Stock or Class B Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (i) vesting of shares over a five-year period with the first 20% of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following 48 months thereafter and (ii) a 180-day lockup period in connection with the Company’s initial public offering. The Company shall retain a right of first refusal on transfers until the Company’s initial public offering and the right to repurchase unvested shares at cost.

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2.7    Confidentiality. The Company will not publicly use any Investor’s name in any manner, context, or format without the prior written consent of such Investor (other than as may be required to comply with applicable laws). No Investor will issue any press release concerning, or otherwise publicize, its investment in the Company without the prior written consent of the Company.

2.8    Termination of Certain Covenants. The covenants set forth in Sections 2.4, 2.5, 2.6 and 2.7 shall terminate and be of no further force or effect upon the consummation of (i) an Initial Offering or (ii) a Liquidation Event, as that term is defined in the Restated Certificate.

3.    Miscellaneous.

3.1    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding any provision of this or any other Agreement to the contrary (and without expanding any restrictions set forth herein or therein): (a) any Permitted Founders Fund Entity (as defined below) may transfer all or any of its shares of Company stock and any or all rights under this Agreement to any other Permitted Founders Fund Entity without restriction (other than compliance with applicable laws), provided that in order to transfer any rights under this Agreement, any transferee agrees to be bound by the same restrictions such transferor is or was subject to under this Agreement and (b) the share ownership of all Permitted Founders Fund Entities shall be aggregated together for purposes of determining whether any Permitted Founders Fund Entity is entitled to any rights under this Agreement, except in circumstances where the holders of a majority of the shares of capital stock held by the Permitted Founders Fund Entities decline in writing to aggregate the shares of a Permitted Founders Fund Entity. A “Permitted Founders Fund Entity” shall be defined as Founders Fund, LLC, The Founders Fund Management, LLC, The Founders Fund II Management, LLC, The Founders Fund III Management LLC, The Founders Fund IV Management LLC, The Founders Fund V Management, LLC, The Founders Fund VI Management LLC, any partner or affiliate of any Permitted Founders Fund Entity or any stockholder of record of the Company as of the applicable transfer date; provided, that “Permitted Founders Fund Entity” shall not include any limited partners of entities listed in the preceding clause, unless such limited partners are specifically referenced in the preceding clause. In addition, and notwithstanding the foregoing exception, no Investor will transfer any Shares if such transfer would result in the Company having a class of security held of record by either (i) two thousand (2,000) or more persons or (ii) five hundred (500) or more persons who are not accredited investors (as such term is defined in Rule 501 of Regulation D promulgated under the Act), as described in Section 12(g) of the 1934 Act and Rule 12g5-1 promulgated under the 1934 Act.

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3.2    Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

3.3    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5    Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail (with the exception of notices and other communications sent to Pentland USA, Inc. by electronic mail) or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 3.5).

3.6    Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7    Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement (other than Section 2.1, Section 2.2, Section 2.3 and Section 2.4) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities, measured on the basis of voting power; provided, however, that in the event that such amendment or waiver adversely affects the obligations or rights of the Common Holders in a different manner than the other Holders, such amendment or waiver shall also require the written consent of the holders of a majority of the Class A Common Stock and Class B Common Stock held by the Common Holders, measured on the basis of voting power, voting together as a single class; further provided, that in the event such amendment or waiver materially and adversely affects the obligations or rights of any Investor in a different manner than the other Investors, such amendment or waiver shall also require the written consent of such materially and adversely affected Investor. The provisions of Section 2.1, Section 2.2, Section 2.3 and Section 2.4 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities that are held by Major Investors, measured on the basis of voting power. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.

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3.8    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

3.9    Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10    Amendment of Prior Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be amended and restated in full and be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement.

3.11    Additional Investors. Notwithstanding Section 3.7, no consent shall be necessary to (a) add additional Investors as signatories to this Agreement, provided that such Investors have purchased Series K Preferred Stock from the Company or (b) add additional Investors or Common Holders as signatories to this Agreement, provided that such Investors or Common Holders have purchased shares of the Company’s Preferred Stock or Class A or Class B Common Stock, respectively, from an existing Investor or Common Holder pursuant to a permitted transfer of such shares. The Company shall maintain in its records Schedule A and Schedule B to this Agreement, a copy of which will be made available to an Investor or Common Holder upon request of such Investor or Common Holder, and shall update Schedule A or Schedule B to reflect Investors or Common Holders becoming parties to this Agreement pursuant to this Section 3.11, and such person or entity shall execute a counterpart signature page to this Agreement in the form attached hereto as Exhibit A.

22

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

PALANTIR TECHNOLOGIES INC.

	By:	/s/ Alexander Karp
Name: Alexander Karp
Title: Chief Executive Officer

Address:	1555 Blake Street
Suite 250
Denver, CO 80202

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Clarium L.P.

By: Clarium Capital Management, LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Rivendell 25 LLC

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Authorized Person

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Rivendell 7 LLC

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Authorized Person

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Mithril PAL-SPV 1, LLC

By:	Mithril Capital Management LLC, its Manager

By:	/s/ Ajay Royan
Name: Ajay Royan
Title: Managing General Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

STS Holdings II LLC

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Authorized Person

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

PT Ventures, LLC

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Peter Thiel

By:	/s/ Peter Thiel

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund II Entrepreneurs Fund, LP

By:	The Founders Fund II Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund II Principals Fund, LP

By:	The Founders Fund II Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund II, LP

By:	The Founders Fund II Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund III Entrepreneurs Fund, LP

By:	The Founders Fund III Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund III Principals Fund, LP

By:	The Founders Fund III Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund III, LP

By:	The Founders Fund III Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund IV Principals Fund, LP

By:	The Founders Fund IV Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund IV, LP

By:	The Founders Fund IV Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Founders Fund, LP

By:	The Founders Fund Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Alexander C Karp

By:	/s/ Alexander C Karp

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Andrej Henkler

By:	/s/ Andrej Henkler

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

NDG Revocable Trust dated 11/3/14, a California revocable trust

By:	/s/ Nathan Gettings
Name: Nathan Gettings
Title: Trustor and Trustee

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

CSOP Palantir III, LP

By:	Cypress LGC SPV LLC, its General Partner

By:	/s/ James F. Kull
Name: James F. Kull

Title:	Manager of Cypress LGC SPV, LLC, the general partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

CSOP Investments, L.P.

By:	CSOP Investments GP, Inc., its General Partner

By:	/s/ Adam Ross

Name: Adam Ross
Title:	President of CSOP Investments GP, Inc., the general partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Blue Ridge Limited Partnership

By:	Blue Ridge Capital Holdings LLC, its General Partner

By:	/s/ Homer J Smith Jr
Name: Homer J Smith Jr
Title: Director of Finance & Taxation

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Blue Ridge Offshore Master Limited Partnership

By:	Blue Ridge Capital Offshore Holdings LLC, its General Partner

By:	/s/ Homer J Smith Jr
Name: Homer J Smith Jr
Title: Director of Finance & Taxation

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Arpoador Capital SPRL

By:	/s/ Moshe Garelik
Name: Moshe Garelik
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Glynn Emerging Opportunity Fund II-A, L.P.

By:	Glynn Management Evergreen, LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Glynn Emerging Opportunity Fund, L.P.

By:	Glynn Management LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Glynn Emerging Opportunity Fund II, L.P.

By:	Glynn Management Evergreen, LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Glynn Partners II, L.P.

By:	Glynn Management II, LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Glynn Partners III, L.P.

By:	Glynn Management III, LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Glynn Partners, L.P.

By:	Glynn Management LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Glynn Ventures VI, L.P.

By:	Glynn Management LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

HCMB Partners, LLC

By:	/s/ Vincent Tortorella
Name: Vincent Tortorella
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

In-Q-Tel Employee Fund, LLC

By:	In-Q-Tel, Inc., its Manager

By:	/s/ Michael Leurdijk
Name: Michael Leurdijk
Title: Vice President

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

In-Q-Tel, Inc.

By:	/s/ Michael Leurdijk
Name: Michael Leurdijk
Title: Vice President

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Juggernaut Fund, LP

By:	Duquesne Family Office LLC, its Investment Manager

By:	/s/ Gerald Kerner
Name: Gerald Kerner
Title: General Counsel

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Empros Enterprise Data Technologies Fund II, LLC

By:	/s/ Alex Fishman
Name: Alex Fishman
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Reed Elsevier Ventures 2006 Partnership L.P.

By:	REV Venture Partners Limited, its Managing General Partner

By:	/s/ Anthony Askew
Name: Anthony Askew
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The Zabludowicz Trust

By:	/s/ Fabio Botterini de Pelosi
Name: Fabio Botterini de Pelosi
Title: Trustee

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Disruptive Technology Solutions LLC

By:	/s/ Alexander Davis
Name: Alexander Davis
Title: Officer of its Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Disruptive Technology Solutions III, LLC

By:	/s/ Alexander Davis
Name: Alexander Davis
Title: Officer of its Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Advanced Technology Select Fund LLC

By:	/s/ Richard Cardinale
Name: Richard Cardinale
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Advanced Technology Select Fund II LLC

By:	/s/ Richard Cardinale
Name: Richard Cardinale
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Allen & Company LLC

By:	/s/ Peter DiIorio
Name: Peter DiIorio
Title: General Counsel

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BD Holdings SPV, LP

By:	/s/ Eric Munson
Name: Eric Munson
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BP Global Investments Limited

By:	/s/ Jan Clayton Lyons
Name: Jan Clayton Lyons
Title: Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Canada Pension Plan Investment Board

By:	/s/ Bill MacKenzie
Name: Bill MacKenzie

Title:	Managing Director and Head of Active Fundamental Equities

By:	/s/ Samantha Hill
Name: Samantha Hill
Title: Senior Principal, Sustainable Investing

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

EquityZen Growth Technology Fund LLC

By:	/s/ Christopher Giampapa
Name: Christopher Giampapa
Title: General Counsel

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Innovation X Holdings QP, LLC - Palantir Series I

By:	/s/ Roger Montefort
Name: Roger Monteforte
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

InvestX Series 19-04 Limited Partnership

By:	/s/ Marcus New
Name: Marcus New
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

InvestX Series 18-01 Limited Partnership

By:	/s/ Marcus New
Name: Marcus New
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

InvestX Series 19-03 Limited Partnership

By:	/s/ Marcus New
Name: Marcus New
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Monaco Partners LP

By:	/s/ James H. Clark
Name: James H. Clark
Title: President

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Centaurus Capital LP

By:	/s/ Allen M. Gibson
Name: Allen M. Gibson
Title: CIO, Centaurus Capital LP

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Magic Stone Special Opportunity Fund II L.P.

By:	Magic Stone Special Opportunity Fund II GP LTD., its General Partner

By:	/s/ Ben Harburg
Name: Ben Harburg
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

DBV Investments, L.P.

By:	/s/ Mark R. Lisker
Name: Mark R. Lisker
Title: General Counsel

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Lynx Technology Group, LLC

By:	/s/ Michael Ovitz
Name: Michael Ovitz
Title: CEO

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Primavera Capital Fund II L.P.

By:	/s/ Fred Hu
Name: Fred Hu
Title: Director of the General Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Argentia Private Investments Inc.

By:	/s/ Guthrie Stewart

/s/ Martin Longchamps

Name:	Guthrie Stewart
Martin Longchamps

Title: Authorized Signatories

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

K. Rupert Murdoch

By:	/s/ K. Rupert Murdoch

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Allocation Fund, Inc.

By:	BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.

By:	BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.

By:	BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Allocation Fund (Australia)

By:	BlackRock Investment Management, LLC, its Investment Manager for BlackRock Investment Management (Australia) Limited, the Responsible Entity of BlackRock Global Allocation Fund (Australia)

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

MassMutual Select BlackRock Global Allocation Fund

By:	BlackRock Investment Management, LLC, its Investment Sub-Adviser

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

JNL/BlackRock Global Allocation Fund of JNL Series Trust

By:	BlackRock Investment Management, LLC, its Investment Sub-Adviser

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Funds – Global Allocation Fund

By:	BlackRock Investment Management, LLC, its Investment Sub-Adviser

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Funds – Global Dynamic Equity Fund

By:	BlackRock Investment Management, LLC, its Investment Sub-Adviser

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Allocation Collective Fund

By:	BlackRock Institutional Trust Company, N.A., not in its individual capacity but as Trustee of the BlackRock Global Allocation Collective Fund

By:	/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Technology Opportunities Fund, a series of BlackRock Funds (f/k/a BlackRock Science and Technology Opportunities Portfolio, a series of BlackRock Funds II)

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Tony Kim
Name: Tony Kim
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Capital Appreciation Fund, Inc.

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Lawrence G. Kemp
Name: Lawrence G. Kemp
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Mid-Cap Growth Equity Portfolio, a series of BlackRock Funds

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Lawrence G. Kemp
Name: Lawrence G. Kemp
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Capital Appreciation Portfolio, a series of BlackRock Series Fund, Inc.

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Lawrence G. Kemp
Name: Lawrence G. Kemp
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Capital Appreciation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Lawrence G. Kemp
Name: Lawrence G. Kemp
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Capital Appreciation Portfolio, a series of Brighthouse Funds Trust II (f/k/a BlackRock Capital Appreciation Portfolio, a series of Metropolitan Series Fund, Inc.)

By:	BlackRock Advisors, its Subadviser

By:	/s/ Lawrence G. Kemp
Name: Lawrence G. Kemp
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Master Focus Growth LLC

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Lawrence G. Kemp
Name: Lawrence G. Kemp
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

JNL/BlackRock Large Cap Select Growth Fund of JNL Series Trust

By:	BlackRock Investment Management, LLC, as Investment Sub-Advisor for JNL/BlackRock Large Cap Select Growth Fund

By:	/s/ Lawrence G. Kemp
Name: Lawrence G. Kemp
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Advantage Small Cap Growth Fund, a series of BlackRock Funds (f/k/a BlackRock Small Cap Growth Equity Portfolio, a series of BlackRock Funds) (including as successor by merger to BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc., the successor by in-kind liquidation to the assets of BlackRock Master Small Cap Growth Portfolio, a series of BlackRock Master LLC)

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Raffaele Savi
Name: Raffaele Savi
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

The 32 Capital Master Fund SPC LTD. Acting for and on behalf of Global Market Neutral Segregated Portfolio

By:	BlackRock Institutional Trust Company, N.A., its Investment Manager

By:	/s/ Raffaele Savi
Name: Raffaele Savi
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Advantage International Fund (f/k/a BlackRock Global Opportunities Portfolio, a series of BlackRock Funds SM)

By:	BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Raffaele Savi
Name: Raffaele Savi
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock Global Long/Short Equity Fund, A Series of BlackRock Funds

By:	BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Raffaele Savi
Name: Raffaele Savi
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

BlackRock High Equity Income Fund, a series of BlackRock Funds (f/k/a BlackRock U.S. Opportunities Portfolio, a series of BlackRock Funds)

By:	BlackRock Advisors, LLC, its Adviser

By:	/s/ Antonio DeSpirito
Name: Antonio DeSpirito
Title: Managing Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

AZL Mid Cap Index Fund

By:	BlackRock Investment Management, LLC, its subadvisor

By:	/s/ Marsha Jong
Name: Marsha Jong
Title: Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

AZL Russell 1000 Growth Index Fund

By:	BlackRock Investment Management, LLC, its subadvisor

By:	/s/ Marsha Jong
Name: Marsha Jong
Title: Director

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Stephen A. Cohen

By:	/s/ Stephen A Cohen

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Peter Thiel

By:	/s/ Peter Thiel

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Rivendell 25 LLC

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Authorized Person

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

The Founders Fund II Entrepreneurs Fund, LP

By:	The Founders Fund II Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

The Founders Fund II Principals Fund, LP

By:	The Founders Fund II Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

The Founders Fund II, LP

By:	The Founders Fund II Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

The Founders Fund III Principals Fund, LP

By:	The Founders Fund III Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

The Founders Fund III, LP

By:	The Founders Fund III Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

The Founders Fund III Entrepreneurs Fund, LP

By:	The Founders Fund III Management LLC, its General Partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Mithril PAL-SPV 1, LLC

By: Mithril Capital Management LLC, its Manager

By:	/s/ Ajay Royan
Name: Ajay Royan
Title: Managing General Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Clarium L.P.

By:	Clarium Capital Management, LLC, its general partner

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

STS Holdings II LLC

By:	/s/ Peter Thiel
Name: Peter Thiel
Title: Authorized Person

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

CSOP Investments, L.P.

By:	CSOP Investments GP, Inc., its General Partner

By:	/s/ Adam B. Ross

Name: Adam B. Ross
Title:	President of CSOP Investments GP, Inc. the general Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

CSOP Palantir III, LP

By: Cypress LGC SPV LLC, its General Partner

By:	/s/ James F. Kull
Name: James F. Kull

Title:	Manager of Cypress LGC SPV, LLC, the general partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

The Zabludowicz Trust

By:	/s/ Fabio Botterini de Pelosi
Name: Fabio Botterini de Pelosi
Title: Trustee

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Glynn Partners II, L.P.

By: Glynn Management II, LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Glynn Partners III, L.P.

By:	Glynn Management III, LLC, its General Partner

By:	/s/ David Glynn
Name: David Glynn
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Disruptive Technology Solutions LLC

By:	/s/ Alexander Davis
Name: Alexander Davis
Title: Officer of its Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Disruptive Technology Solutions III, LLC

By:	/s/ Alexander Davis
Name: Alexander Davis
Title: Officer of its Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Advanced Technology Fund, LLC

By:	/s/ Richard Cardinale
Name: Richard Cardinale
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Advanced Technology Select Fund VI, LLC

By:	/s/ Richard Cardinale
Name: Richard Cardinale
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Empros Enterprise Data Technologies Fund II, LLC

By:	/s/ Alex Fishman
Name: Alex Fishman
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Shire Investments, LLC

By:	/s/ Hugh Regan
Name: Hugh Regan
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

NDG Revocable Trust dated 11/3/14, a California revocable trust

By:	/s/ Nathan Gettings
Name: Nathan Gettings
Title: Trustor and Trustee

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

PSP Ventures, LLC

By:	/s/ Eric Munson
Name: Eric Munson
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Pre-Game Partners, LLC

By:	/s/ Hugh Regan
Name: Hugh Regan
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Myriad Opportunities Master Fund Limited

By:	/s/ Carl Huttenlocher
Name: Carl Huttenlocher
Title: Managing Partner

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

InvestX Series 18-01 Limited Partnership

By:	/s/ Marcus New
Name: Marcus New
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

InvestX Series 19-04 Limited Partnership

By:	/s/ Marcus New
Name: Marcus New
Title: Authorized Signatory

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Eleven Ventures LLC

By:	/s/ Hart Wasko
Name: Hart Wasko
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Eleven X Holdings LLC

By:	/s/ Hart Wasko
Name: Hart Wasko
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Advanced Technology Select Fund II LLC

By:	/s/ Richard Cardinale
Name: Richard Cardinale
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

Advanced Technology Select Fund LLC

By:	/s/ Richard Cardinale
Name: Richard Cardinale
Title: Manager

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

BD Holdings SPV, LP

By:	/s/ Eric Munson
Name: Eric Munson
Title: Managing Member

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDER:

EquityZen Growth Technology Fund LLC

By:	/s/ Christopher Giampapa
Name: Christopher Giampapa
Title: General Counsel

Address: #####

SIGNATURE PAGE TO THE AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT FOR PALANTIR TECHNOLOGIES INC.

SCHEDULE A

S-1

SCHEDULE B

S-2

EXHIBIT A

Palantir Technologies Inc.

Counterpart Signature Page to the

Amended and Restated Investors’ Rights Agreement

Pursuant to Section 3.11 of the Amended and Restated Investors’ Rights Agreement dated August 24, 2020 (the “Rights Agreement”) by and among the Company, the holders of the Registrable Securities listed on the Schedule A thereto and the holders of the Company’s Class A Common Stock and Class B Common Stock listed on Schedule B thereto, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Rights Agreement as [an Investor][a Common Holder] and holder of Registrable Securities thereunder and all of the benefits of the Rights Agreement shall inure to the undersigned as a holder of Registrable Securities thereunder[; provided, however, that the undersigned shall not be entitled to the registration rights set forth in Section[s] [1.2, ]1.3[, or 1.4]]. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Rights Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Rights Agreement.

Dated as of                      , 20

[INVESTOR / COMMON HOLDER]:

If individual:

Print Name:

Email:

Address:

If entity:

Name of Entity

By
Name:
Title:

Email:

Address:

A-1